                                                                [Exhibit 10.1.6]

             AMENDMENT NO. 6 TO CREDIT AGREEMENT AND LIMITED WAIVER


         This AMENDMENT NO. 6 TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Limited Waiver") is made and entered into as of July 26, 1999 among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP. (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as amended by Amendment No. 1, dated as of December 31, 1996, Amendment No. 2, dated as of April 1, 1997, Amendment No. 3, dated as of June 27, 1997, Amendment No. 4, dated as of October 6, 1998, and Amendment No. 5, dated as of February 12, 1999, the "Agreement"), among the Obligors, the Agent and the Lenders.

                                    RECITALS

         A. The Borrower has (1) failed to deliver the amended financial statements and Borrowing Base Certificate for the April, 1999 Fiscal Month and the financial statements and Borrowing Base Certificate for the May, 1999 Fiscal Month, in each case required to be delivered under paragraph 2 of Annex D to the Agreement at the times required therein (the "Reporting Default") and (2) informed the Agent and the Lenders that it expects to fail to meet the financial covenants contained in paragraphs 1, 2 and 3 of Annex F of the Agreement for the Fiscal Quarter ending June 30, 1999 (the "Financial Covenant Default").

         B. The Borrower has requested that the Lenders waive the Reporting Default and the Financial Covenant Default (collectively, the "Defaults").

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

         2. Effectiveness of this Limited Waiver. This Limited Waiver shall become effective as of the date hereof ("Effectiveness") upon satisfaction of each of the following conditions:

            (a) Lenders comprising Requisite Lenders shall have executed a counterpart to this Limited Waiver and shall have delivered the same to the Agent; and

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            (b) each Lender shall have received a fee in immediately available funds equal to the product of (i) 0.125% and (ii) the aggregate amount of such Lender's Commitments, which fee shall be credited against any upfront fee payable to such Lender upon the effectiveness of any amendment to the Agreement in form and substance satisfactory to the Obligors, the Agent and the Lenders pursuant to which the Defaults shall be permanently waived and the Loans, or any terms thereof or covenants relating thereto, will be restructured (the "Restructuring Amendment").

         3. Limited Waiver. Subject to Effectiveness, the Lenders hereby waive each of the Defaults for a period (the "Waiver Period") beginning on the first date of Effectiveness and ending on the earliest of (i) July 26, 1999, unless the Borrower shall have delivered to each Lender on or prior to such date the financial statements and Borrowing Base Certificate required to be delivered under paragraph 2 of Annex D to the Agreement for the May, 1999 Fiscal Month,
(ii) the Non-Compliance Date (as defined below), (iii) the date of effectiveness of the Restructuring Amendment and (iv) October 1, 1999. For purposes hereof, "Non-Compliance Date" shall mean the earlier of (x) the date on which the Borrower delivers to the Agent and each Lender the certification of its Chief Financial Officer for the Borrower's Fiscal Quarter ended June 30, 1999 required by paragraph 3 of Annex D to the Agreement if such certification shows that for the Test Period covered thereby the Interest Coverage Ratio is less than 1.25:1.00 or the Leverage Ratio is more than 7.25:1.00 and (y) the date on which the Borrower defaults in its obligation to deliver to the Agent and each Lender the certification referred to in clause (x) at the time set forth in paragraph 3 of Annex D to the Agreement.

         4. Additional Agreements. The following provisions shall apply at all times prior to the effectiveness of the Restructuring Amendment:

            (a) Interest Rates.

                (i) The "Applicable Base Rate Margin" shall mean a rate per annum determined as follows: (A) in the case of the Revolving Credit Loan and Term Loan A, 1.25% per annum, (B) in the case of Term Loan B, 1.75% per annum and (C) in the case of Swingline Loans, 0.75% per annum.

                (ii) The "Applicable Eurodollar Rate Margin" shall mean a rate per annum determined as follows: (A) in the case of the Revolving Credit Loan and Term Loan A, 2.75% per annum and (B) in the case of Term Loan B, 3.25% per annum.

            (b) Eurodollar Loan Interest Periods. The Borrower may not elect any new Interest Period pursuant to Section 1.8(e)(ii) of the Agreement in respect of any borrowing of a Eurodollar Loan longer than a three month period.

            (c) Further Restrictions. Without limiting any of the restrictions otherwise contained in the Agreement, no Obligor shall:

                (i) directly or indirectly, by operation of law or otherwise, enter into a merger, acquisition or joint venture for the purposes described in clause (c) of Section 6.1 of the Agreement;

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                (ii)     make any investment in, or make or accrue loans or
         advances of money or extend credit to, any Person, through the direct or indirect holding of securities or otherwise, or purchase or acquire any stock, obligations or securities of, or make any capital contribution to, any Person for the purposes described in clauses (e) or (g) of the defined term "Permitted Investments" set forth in Annex A to the Agreement;

                (iii) create, incur, assume or permit to exist any Indebtedness described in clauses (i) or (o) of the defined term "Permitted Indebtedness" set forth in Annex A to the Agreement other than any such Indebtedness existing on or before June 30, 1999;

                (iv)     enter into any transactions described in clauses (c),
         (f) or (j) of the defined term "Permitted Affiliate Transactions" set forth in Annex A to the Agreement; or

                (v) make any investments, incur any Indebtedness or otherwise make any payments for the purposes described in clause (b) of
         Section 6.14 of the Agreement (other than the payments described in sub-clauses (iii)(B) and (iii)(D) of such clause (b)).

            (d) EBITDA. The Borrower will not permit Consolidated EBITDA for the immediately preceding twelve Fiscal Months, determined as of the last day of each month, to be less than $21,000,000.

            (e) Financial Reports. At the time of and together with the delivery of the internally prepared Consolidated income statement, statement of cash flows and balance sheet required to be provided by the Borrower under paragraph 2 of Annex D to the Agreement (the "Monthly Financials"), the Borrower will provide to each Lender (i) copies of its internally prepared financial statements of each division of the Borrower in a format consistent with the Monthly Financials, (ii) in lieu of comparisons to the budget for that monthly period and the year to date period, comparisons for such periods of the Monthly Financials to the forecasts and projections delivered to the Agent and the Lenders by the Borrower on July 12, 1999 and (iii) a certification of the Chief Financial Officer of Borrower that Borrower is or is not, as the case may be, in compliance with the terms of Section 4(d) of this Limited Waiver and showing in reasonable detail the calculations used in determining such compliance or non-compliance.

            (f) Mandatory Prepayment. Notwithstanding anything to the contrary contained in Section 1.8(e)(i) of the Agreement, if at any time the Borrower's aggregate cash balances exceed $1,099,999 (excluding non-US cash balances required in connection with contract advances), the Borrower shall promptly pay, without premium or penalty, cash in excess of $1,000,000 in minimum amounts of $100,000 and integral multiples thereof to the Agent for application (i) first, to outstanding amounts under the Swingline Loan and (ii) second, to outstanding amounts under the Revolving Credit Loan in accordance with Section 1.4(e) of the Agreement. For purposes of this clause (f), prepayments hereunder shall be applied first to outstanding Base Rate Loans and then to outstanding Eurodollar Loans, provided that Borrower shall at all times remain obligated to pay breakage costs pursuant to Section 1.9(e)(ii) of the Agreement. So long as Borrower's aggregate cash balances do not exceed $1,099,999 (excluding non-US cash balances required in connection with contract advances), payments hereunder may be reborrowed from time to time subject to the terms and conditions of the Agreement.


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         5. Miscellaneous.

            (a) The waiver given hereby is made once only with respect to the specific provisions of the Agreement set forth above and is made only to the extent and for the limited purpose and period described herein. Such waiver is not to be construed as a waiver for any purpose other than as specifically set forth in this Limited Waiver and shall not constitute an agreement or obligation of the Agent or any Lender to grant any other or any future waiver.

            (b) Upon expiration of the Waiver Period (other than upon the effectiveness of the Restructuring Amendment), each of the Defaults waived hereunder shall, unless cured prior to such time, be reinstated in full as of the date of such expiration. No failure or delay in accordance with this Limited Waiver on the part of the Agent or any Lender in exercising any right, power or privilege under the Agreement in respect of the Defaults shall operate as a waiver of any such right, power or privilege in the event that the Defaults (or any of them) are reinstated. No waiver of the Defaults hereunder shall suspend, waive or effect any other Default or Event of Default under the Agreement.

            (c) Except as expressly modified by this Limited Waiver, the Agreement shall continue to be and remain in full force and effect in accordance with its terms.

            (d) This Limited Waiver may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

            (e) THIS LIMITED WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (f) This Limited Waiver may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

            (g) Each Obligor hereby ratifies, affirms, acknowledges and agrees that the Agreement (as modified herein) and each of the other Loan Documents to which it is a party constitute its valid, binding and enforceable obligations, and each such Obligor further acknowledges that there are no existing claims, counterclaims, defenses or rights of setoff whatsoever with respect to the Agreement (as modified herein) or any of the other Loan Documents.

            (h) Each Obligor fully, finally, and absolutely and forever releases and discharges the Agent and each Lender and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of such Obligor, whether now known or unknown to such Obligor, and whether contingent or matured, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of the Agent and the Lenders in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Limited Waiver.


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            IN WITNESS WHEREOF, the parties hereto have caused this Limited
Waiver to be duly executed as of the date first above written.

                                   COMMUNICATIONS & POWER
                                     INDUSTRIES, INC.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title: Chief Financial Officer, Treasurer
                                              and Secretary


                                   COMMUNICATIONS & POWER
                                   INDUSTRIES HOLDING CORPORATION



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title: Chief Financial Officer, Treasurer
                                              and Secretary


                                   CPI SUBSIDIARY HOLDINGS INC.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title: Secretary

                                   COMMUNICATIONS & POWER
                                   INDUSTRIES INTERNATIONAL INC.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   Secretary


                                   COMMUNICATIONS & POWER
                                   INDUSTRIES ASIA INC.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   Treasurer


                                   COMMUNICATIONS & POWER
                                   INDUSTRIES ITALIA S.R.L.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   (Per Power of Attorney)


                                   COMMUNICATIONS & POWER
                                   INDUSTRIES EUROPE LIMITED



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   Secretary

                                   COMMUNICATIONS & POWER
                                   INDUSTRIES CANADA INC.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   Vice President


                                   COMMUNICATIONS & POWER
                                   INDUSTRIES AUSTRALIA
                                   PTY LIMITED



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   (Per Power of Attorney)


                                   CPI SALES CORP.



                                   By    /s/LYNN E. HARVEY
                                     -------------------------------------------
                                       Name: Lynn E. Harvey
                                       Title:   Secretary and Treasurer


                                   BANKERS TRUST COMPANY,
                                   as Lender and as Agent



                                   By    /s/MARY JO JOLLY
                                     -------------------------------------------
                                       Name:  Mary Jo Jolly
                                       Title:   Assistant Vice President


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                                   DRESDNER BANK AG,
                                   New York and Grand Cayman Branches



                                   By    /s/BEVERLY G. CASON
                                     -------------------------------------------
                                       Name:  Beverly G. Cason
                                       Title:    Vice President



                                   By    /s/JOHN R. MORRISON
                                     -------------------------------------------
                                       Name:  John R. Morrison
                                       Title:    Vice President


                                   U.S. BANK NATIONAL ASSOCIATION
                                   (f/k/a FIRST BANK NATIONAL ASSOCIATION)



                                   By    /s/KURT D. EGERTSON
                                     -------------------------------------------
                                       Name:  Kurt D. Egertson
                                       Title:    Vice President


                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.



                                   By    /s/JOSEPH MORONEY
                                     -------------------------------------------
                                       Name:  Joseph Moroney
                                       Title:    Authorized Signatory


                                   ROYALTON COMPANY


                                   By PACIFIC INVESTMENT MANAGEMENT
                                         COMPANY, as Investment Adviser
                                   By PIMCO Management Inc., a general partner


                                   By    /s/MOHAN V. PHASALKAR
                                     -------------------------------------------
                                       Name:   Mohan V. Phansalkar
                                       Title:     Senior Vice President

                                   SENIOR DEBT PORTFOLIO


                                   By BOSTON MANAGEMENT AND RESEARCH,
                                         as Investment Adviser



                                   By    /s/SCOTT H. PAGE
                                     -------------------------------------------
                                       Name:   Scott H. Page
                                       Title:     Vice President


                                   EATON VANCE SENIOR INCOME TRUST


                                   By EATON VANCE MANAGEMENT
                                         as Investment Adviser



                                   By    /s/SCOTT H. PAGE
                                     -------------------------------------------
                                       Name:   Scott H. Page
                                       Title:     Vice President


                                   UNION BANK OF CALIFORNIA, N.A.



                                   By    /s/RICHARD FAULKNER
                                     -------------------------------------------
                                       Name:   Richard Faulkner
                                       Title:     Vice President


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